UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 16, 2013

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01— OTHER EVENTS

On May 21, 2013, SkyWest, Inc. (“SkyWest”) issued a press release entitled, “ SkyWest, Inc. Announces Agreement With United Airlines For 40 E175 Regional Jets” a copy of which is filed as Exhibit 99.1 to this Report, and a press release entitled, “SkyWest, Inc. Announces Agreement With Embraer For 100 Firm and 100 Options E175 Regional Jets” a copy of which is filed as Exhibit 99.2 to this Report.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location
99.1	Press release dated May 21, 2013, entitled SkyWest, Inc. Announces Agreement With United Airlines For 40 E175 Regional Jets	Attached
99.2	Press release dated May 21, 2013, entitled SkyWest, Inc. Announces Agreement With Embraer For 100 Firm and 100 Options E175 Regional Jets	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: May 21, 2013	By	/s/ Eric J. Woodward

Eric J. Woodward, Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title of Document	Location
99.1	Press release dated May 21, 2013, entitled SkyWest, Inc. Announces Agreement With United Airlines For 40 E175 Regional Jets	Attached
99.2	Press release dated May 21, 2013, entitled SkyWest, Inc. Announces Agreement With Embraer For 100 Firm and 100 Options E175 Regional Jets	Attached